UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.       )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

AZZ INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! AZZ INC. ONE MUSEUM PLACE 3100 WEST 7TH STREET, SUITE 500 FORT WORTH, TX 76107 AZZ INC. 2023 Annual Shareholders Meeting Vote by July 10, 2023, 11:59 PM ET. For shares held in the AZZ Inc. Employee Benefit Plan and Trust, Vote by July 6, 2023 11:59 PM ET. You invested in AZZ INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2023 Annual Shareholders Meeting. This is an important notice regarding the availability of proxy materials for the Annual Shareholders Meeting to be held on July 11, 2023 at 10:00 AM, Local Time. Get informed before you vote View the Notice and Proxy Statement and Annual Report online or you can receive a free paper or email copy of the materials by requesting prior to June 27, 2023. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may: (1) visit www.proxyvote.com; (2) call 1-800-579-1639; or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated in the box below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the proxy materials. We encourage you to access and review all of the important information contained in the proxy materials before voting. Vote in Person at the Meeting* July 11, 2023 10:00 AM, Local Time One Museum Place 3100 West 7th Street, 4th Floor Fort Worth, TX 76107 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you can request a ballot to vote your shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.proxyvote.com Control # V16497-P91298

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Shareholders Meeting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com Voting Items Board Recommends V16498-P91298 Prefer to receive an email instead? While voting on www.proxyvote.com, be sure to click “Delivery Settings”. 1. Election of Directors Nominees: 1c. Daniel R. Feehan 1a. Daniel E. Berce 1d. Thomas E. Ferguson 1b. Paul Eisman 1e. Clive A. Grannum 1f. Carol R. Jackson 1g. David M. Kaden 1h. Venita McCellon-Allen 1i. Ed McGough 1j. Steven R. Purvis 2. Approve, on an advisory basis, AZZ’s Executive Compensation Program. 3. Approve AZZ Inc.’s 2023 Long-Term Incentive Plan. 4. Ratify the appointment of Grant Thornton LLP, to serve as AZZ’s independent registered public accounting firm for the fiscal year ending February 29, 2024. NOTE: Such other business as may properly come before the Annual Shareholders Meeting or any adjournment thereof. For For For For For For For For For For For For For